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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2005

TRANSMONTAIGNE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11763	06-1052062
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202
(Address of principal executive offices)

Registrant's telephone number, including area code: 303-626-8200

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

        This Current Report on Form 8-K is being filed by TransMontaigne Inc. ("TransMontaigne") to disclose the pro forma financial information referred to below.

        On May 27, 2005, TransMontaigne Partners L.P. ("Partners"), a subsidiary of TransMontaigne, completed its initial public offering of common units (the "IPO"). The sole general partner of Partners is an indirect wholly-owned subsidiary of TransMontaigne. In connection with the IPO, (1) TransMontaigne entered into an Omnibus Agreement, dated May 27, 2005 (the "Omnibus Agreement"), with Partners, the general partner of Partners and certain of Partners' subsidiaries, and (2) TransMontaigne's wholly-owned subsidiaries, TransMontaigne Product Services Inc. and Coastal Fuels Marketing, Inc., entered into a Terminaling and Transportation Services Agreement, dated May 27, 2005 (the "Terminaling Services Agreement"), with Partners, on behalf of itself and certain of its affiliates. The Omnibus Agreement sets forth the terms on which TransMontaigne will provide to Partners certain general and administrative services, insurance coverage and environmental and other indemnification, among other terms. Under the Omnibus Agreement, TransMontaigne has also agreed to provide Partners with certain options and rights of first refusal to purchase additional refined petroleum product terminal assets, and Partners has agreed to provide TransMontaigne certain rights of first refusal with respect to its assets and additional terminal capacity added by Partners in the future. Pursuant to the Terminaling Services Agreement, TransMontaigne agreed to transport on Partners' interstate refined products pipeline known as the Razorback Pipeline and to throughput in terminals owned by Partners a volume of refined products that will result in minimum revenues to Partners of $5 million per fiscal quarter. Additional information regarding the Omnibus Agreement and the Terminaling Services Agreement is set forth under the caption of Item 1.01, under the headings "Omnibus Agreement" and "Terminaling and Transportation Services Agreement," in TransMontaigne's Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 3, 2005.

        Furnished herewith as Exhibit 99.1 are unaudited pro forma consolidated financial statements of TransMontaigne (the "TMG Pro Forma Financial Information") giving effect to the contribution of certain terminal and pipeline operations to Partners in connection with the IPO, the execution of the Omnibus Agreement and the Terminaling Services Agreement with Partners, and the related transactions in connection with the closing of the IPO. In accordance with generally accepted account principles, TransMontaigne will consolidate the assets, liabilities and results of operations of Partners because TransMontaigne owns the entire general partnership interest in Partners. The TMG Pro Forma Financial Information is being furnished to investors for informational purposes and is not required to be disclosed pursuant to any other item of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)
Exhibits.

Exhibit No.	Description of Exhibit
99.1	Pro Forma Consolidated Financial Information of TransMontaigne Inc. (Furnished pursuant to Item 7.01 Regulation FD Disclosure.)

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE INC.
Date: June 9, 2005	By:	/s/ RANDALL J. LARSON Name: Randall J. Larson Title: Executive Vice President, Chief Financial Officer and Chief Accounting Officer

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  Item 7.01 Regulation FD Disclosure
  Item 9.01. Financial Statements and Exhibits
SIGNATURE